Supplement dated July 7, 2010,

supplementing the Statement of Additional Information,

dated May 1, 2010,

as may be revised or supplemented from time to time

of Hansberger International Series.

401 East Las Olas Boulevard

Suite 1700

Fort Lauderdale, Florida 33301

Telephone No. 954-522-5150

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and should be read in conjunction with the Prospectus and SAI.

Effective as of the date of this supplement, the second paragraph in the sub-section “General” under the section “Payments to Third Parties,” is amended and restated as follows:

The Adviser and/or Distributor or their affiliates, out of their own resources and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Funds. Such payments and compensation are in addition to the service fees paid by the Funds. These payments may be asset-based fees, sales-based fees or some combination of the two. These fees may include: (i) additional compensation with respect to the sale and/or servicing of the Advisor Class; (ii) payments based upon factors such as the length of time the assets of a dealer’s clients have been invested in the Funds and the levels of those clients’ assets; and (iii) financial assistance programs to firms who sell or arrange for the sale of Fund shares including, but not limited to, marketing and sales fees, expenses related to advertising or promotional activity and events, and shareholder recordkeeping, sub-transfer agency or miscellaneous administrative services. From its own profits and resources, the Distributor may, from time to time, make payments to qualified wholesalers, registered financial institutions and third party marketers for marketing support services and/or retention of assets. Among others, the Distributor has agreed to make such payments for marketing support services to AXA Advisors, LLC. In addition to marketing and/or financial support payments described above, payment for travel, lodging and related expenses may be provided for attendance at Fund seminars and conferences, e.g., due diligence meetings held for training and educational purposes. The payment of these concessions and any other compensation offered will conform with state and federal laws and the rules of any self-regulatory organization, such as the Financial Industry Regulatory Authority (“FINRA”). The Adviser has entered into an agreement with the Distributor, whereby the Adviser may pay the Distributor 0.075% (7.5 basis points) out of the Adviser’s own resources for marketing and sales support. The amount received by the Distributor is based upon new assets generated by the Distributor for the Institutional Class and the Advisor Class of each Fund. The actual payment rates to a financial intermediary will depend upon how the particular arrangement is structured (e.g., solely asset-based fees, solely sales-based fees or a combination of both) and other factors such as the length of time assets have remained invested in the Fund, redemption rates and the willingness of the financial intermediary to provide access to its representatives for educational and marketing purposes. The payments to financial intermediaries described in this section and elsewhere in this SAI, which may be significant to the financial intermediaries, may create an incentive for a financial intermediary or its representatives to recommend or sell shares of the Funds or particular share class over other mutual funds or share classes. Additionally, these payments may result in the Funds’ inclusion on a sales list, including a preferred or select sales list, or in other sales programs. In some cases where the intermediary provides shareholder services to Fund shareholders, cash compensation may be paid to intermediaries as an expense reimbursement.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.